Notes to Cash Flows	6 Months Ended
Jun. 30, 2022
Cash Flows Explanatory Notes [Abstract]
Notes to Cash Flows	29. NOTES TO CASH FLOWS
Restatements in the consolidated cash flow
Reverse repurchase agreements with a contractual maturity of greater than 3 months and repurchase agreements were previously included in cash and cash equivalents. As set out in the 2021 Annual Report, with effect from 31 December 2021, such agreements are no longer included in cash and cash equivalents, and have been included in the cash flow statement within ‘change in operating assets' and 'change in operating liabilities’ for ‘reverse repurchase agreements - non trading’ and ‘repurchase agreements - non trading’. Prior periods have been restated. As a result, at 30 June 2021, cash and cash equivalents have been increased by £4,339m.
The presentation of the consolidated cash flow statement has changed to present 'profit before tax' within cash flows from operating activities instead of 'profit after tax'. Prior periods have been restated. As a result, at 30 June 2021, the adjustment for 'non-cash items included in profit' within cash flows from operating activities has been decreased by £213m.
Following a decision by the IFRS Interpretations Committee in April 2022, Santander UK updated its accounting policy to exclude from cash and cash equivalents Reserves Collateralisation Accounts (RCAs) balances held at the BoE relating to Santander UK’s participation in certain payments schemes. Instead, RCAs balances are classified as restricted balances and included within 'change in operating assets' in the cash flow statement. Prior periods have been restated. As a result, opening cash and cash equivalents at 1 January 2022 and 1 January 2021 have been restated by £1,580m and £985m respectively. At 30 June 2021, cash and cash equivalents were reduced by £780m and restricted balances were increased by £780m.n
Other matters
As set out in Note 28, during H122, the non-controlling interests were redeemed.